                                                                    Exhibit 10.2

                                JOINDER AGREEMENT

                  THIS JOINDER AGREEMENT (the "Agreement"), dated as of January 23, 2004, is by and between LAKE MEAD HOSPITAL, INC., a Delaware corporation (the "New Subsidiary"), and BANK OF AMERICA, N. A., in its capacities as Administrative Agent and Collateral Agent under that certain Amended and Restated Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the "Credit Agreement"), dated as of February 7, 2003, by and among IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), the Guarantors party thereto, the Lenders party thereto and Bank of America, N. A., as Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

                  The Credit Parties are required by Section 9.11 of the Credit Agreement to cause the New Subsidiary to become a "Guarantor".

                  Accordingly, the New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

                  1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the rights and obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally, together with the other Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Section 5 of the Credit Agreement, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise, giving effect to any grace periods) strictly in accordance with the terms thereof.

                  2. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of an "Assignor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the "Assignor" contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise of the Obligations (as defined in the Security Agreement) the New Subsidiary hereby confirms and grants to the Administrative Agent, for the ratable benefit of the Lenders, a continuing security interest in any and all right, title and interest of the New Subsidiary in and to the Collateral (as such term is defined in Section 1.1(c) of the Security Agreement) of the New Subsidiary. The New Subsidiary hereby represents and warrants to the Administrative Agent as of the date hereof that the information set forth on each the Schedules attached to this Joinder Agreement is true and complete as of the date hereof.

                  3. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the rights and obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions applicable to the "Pledgor" contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations (as defined in the Pledge Agreement), the New Subsidiary hereby confirms and pledges and assigns to the Collateral Agent, for the ratable benefit of the Lenders, and confirms and grants to the Collateral Agent, for the ratable benefit of the Lenders, a continuing security interest in any and all right, title and interest of the New Subsidiary in and to the Collateral (as such term is defined in Section 3.1 of the Pledge Agreement) listed on Schedules 10, 11, 12 and 13 attached hereto.

                  4. Unless otherwise notified to the Administrative Agent in accordance with Section 14.03 of the Credit Agreement, the address of the New Subsidiary for purposes of all notices and other communications is the address set forth on Schedule 1 hereto.

                  5. The New Subsidiary hereby waives acceptance by the Administrative Agent, the Collateral Agent and the Lenders of the guaranty by the New Subsidiary under Section 5 of the Credit Agreement upon the execution of this Agreement by the New Subsidiary.

                  6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

                  7. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  8. The information set forth in Schedules 1 through 8 hereto shall be deemed to supplement the applicable schedules to the Security Agreement. The information set forth in Schedules 3 and 9 through 13 hereto shall be deemed to supplement the applicable schedules to the Pledge Agreement. The information set forth in Schedule 14 hereto shall be deemed to supplement
Schedule 8.13 to the Credit Agreement.

                  IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, the Borrower has caused the same to be consented to by its authorized officer and the Administrative Agent and Collateral Agent, for the ratable benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                     LAKE MEAD HOSPITAL, INC.,
                                     as the New Subsidiary

                                     By: /s/ Frank A. Coyle
                                         ------------------------------------
                                     Name: Frank A. Coyle
                                           ----------------------------------
                                     Title: Secretary
                                            ---------------------------------

                                     Acknowledged and consented to:

                                     IASIS HEALTHCARE CORPORATION, as
                                     Borrower

                                     By: /s/ W. Carl Whitmer
                                         ------------------------------------
                                     Name: W. Carl Whitmer
                                           ----------------------------------
                                     Title: Chief Financial Officer
                                            ---------------------------------

                                     Acknowledged and accepted:

                                     BANK OF AMERICA, N. A., as
                                     Administrative Agent and Collateral Agent

                                     By: /s/ Kevin Wagley
                                         ------------------------------------
                                     Name: Kevin Wagley
                                           ----------------------------------
                                     Title: Principal
                                            ---------------------------------

                                   Schedule 1
                              TO JOINDER AGREEMENT

               SCHEDULE OF CHIEF EXECUTIVE OFFICES/ADDRESS(ES) OF
                             CHIEF EXECUTIVE OFFICE

LAKE MEAD HOSPITAL, INC.

A.       Chief Executive Offices

         Franklin, TN

B.       Address(es) of Chief Executive Office

         113 Seaboard Lane
         Suite A-200
         Franklin, TN 37067

                                   Schedule 2
                              TO JOINDER AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

LAKE MEAD HOSPITAL, INC.

Location                                      Description
--------                                      -----------
113 Seaboard Lane                   Inventory and Equipment Location
Suite A-200
Franklin, TN 37067

                                   Schedule 3
                              TO JOINDER AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                            Type of                                                             New Subsidiary's
                       Organization (or,                                                          Organization
                          if the New                                       New Subsidiary's      Identification
                       Subsidiary is an    Registered                        Location (for      Number (or, if it    Transmitting
Exact Legal Name        Individual, so    Organization?  Jurisdiction of    purposes of NY         has none, so        Utility?
of New Subsidiary          indicate)        (Yes/No)      Organization    UCC Section 9-307)         indicate)         (Yes/No)
-----------------          ---------        --------      ------------    ------------------         ---------         --------
Lake Mead Hospital,
Inc.                     Corporation          Yes           Delaware            Delaware             20-0470861           No

                                   Schedule 4
                              TO JOINDER AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

LAKE MEAD HOSPITAL, INC.

None

                                   Schedule 5
                              TO JOINDER AGREEMENT

                      DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of New Subsidiary                     Description of Commercial Tort Claims
----------------------                     -------------------------------------
Lake Mead Hospital, Inc.                                    None

                                   Schedule 6
                              TO JOINDER AGREEMENT

                       SCHEDULE OF MARKS AND APPLICATIONS

LAKE MEAD HOSPITAL, INC.

Mark             Reg. No.           Reg. Date        Expiration Date     Jurisdiction
----             --------           ---------        ---------------     ------------
None

                                   Schedule 7
                              TO JOINDER AGREEMENT

                      SCHEDULE OF PATENTS AND APPLICATIONS

LAKE MEAD HOSPITAL, INC.

Patent                 Patent No.             Issue Date
------                 ----------             ----------
None

                                   Schedule 8
                              TO JOINDER AGREEMENT

                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS

LAKE MEAD HOSPITAL, INC.

Copyright Title            Copyright Reg. No.                Publication Date
---------------            ------------------                ----------------
None

                                   Schedule 9
                              TO JOINDER AGREEMENT

                      LIST OF SUBSIDIARIES OF NEW SUBIDIARY

None

                                   Schedule 10
                              TO JOINDER AGREEMENT

                                  LIST OF STOCK

LAKE MEAD HOSPITAL, INC.

                                                                                                      Sub-clause of
      Name of                                                                                        Section 3.2(a)
      Issuing              Type of           Number of          Certificate         Percentage          of Pledge
    Corporation            Shares              Shares               No.               Owned             Agreement
    -----------            ------              ------               ---               -----             ---------
Lake Mead
Hospital, Inc.             Common               100                  1                 100%                (v)

                                   Schedule 11
                              TO JOINDER AGREEMENT

                                  LIST OF NOTES

LAKE MEAD HOSPITAL, INC.

Intercompany Notes

                                                                      Sub-clause of Section
                                                                        3.2(a) of Pledge
Amount                Maturity Date                Obligor                  Agreement
------                -------------                -------                  ---------
None

                                   Schedule 12
                              TO JOINDER AGREEMENT

                   LIST OF LIMITED LIABILITY COMPANY INTERESTS

LAKE MEAD HOSPITAL, INC.

                                                                                                Sub-clause of
Name of Issuing                                                                               Section 3.2(a) of
  Corporation           Type of Interest        Certificate No.        Percentage Owned       Pledge Agreement
  -----------           ----------------        ---------------        ----------------       ----------------
None

                                   Schedule 13
                              TO JOINDER AGREEMENT

                          LIST OF PARTNERSHIP INTERESTS

LAKE MEAD HOSPITAL, INC.

                                                                                        Sub-clause of Section
                                                                                          3.2(a) of Pledge
Name of Partnership             Type of Interest             Percentage Owned                 Agreement
-------------------             ----------------             ----------------                 ---------
None

                                   Schedule 14
                              TO JOINDER AGREEMENT

                              LIST OF REAL PROPERTY

LAKE MEAD HOSPITAL, INC.

None